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                                                                    EXHIBIT 10.7




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                            CASH MANAGEMENT AGREEMENT

                                      among

                         debis Aircraft Leasing Limited,
                                 as Cash Manager

                             debis AirFinance B.V.,
                                  as Guarantor

                                  AerCo Limited

                         debis Aircraft Leasing Limited,
                                   as Servicer

                             Bankers Trust Company,
                         not in its individual capacity,
                    but solely as Trustee under the Indenture
           and as Security Trustee under the Security Trust Agreement

                                       and

                    The Entities Listed on Appendix A Hereto


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                            Dated as of July 17, 2000



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                                TABLE OF CONTENTS

                             ----------------------

                                                                           PAGE
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                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions....................................................1

                                    ARTICLE 2
                      APPOINTMENT; CASH MANAGEMENT SERVICES

SECTION 2.01.  Appointment....................................................4
SECTION 2.02.  Establishment of Accounts......................................4
SECTION 2.03.  Description of Accounts........................................5
SECTION 2.04.  Investments of Cash............................................7
SECTION 2.05.  Calculations...................................................7
SECTION 2.06.  Withdrawals and Transfers......................................7
SECTION 2.07.  Ratings and the Accounts.......................................9
SECTION 2.08.  Records........................................................9
SECTION 2.09.  Reports........................................................9
SECTION 2.10.  Additional Aircraft...........................................10
SECTION 2.11.  Professional Advice...........................................10

                                    ARTICLE 3
                STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY

SECTION 3.01.  Standard of Performance.......................................10
SECTION 3.02.  Liability and Indemnity.......................................10
SECTION 3.03.  Conflicts of Interest.........................................11

                                    ARTICLE 4
                            CASH MANAGER UNDERTAKINGS

SECTION 4.01.  Cash Manager Undertakings.....................................12

                                    ARTICLE 5
                           UNDERTAKINGS OF AERCO GROUP

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SECTION 5.01.  Cooperation...................................................15
SECTION 5.02.  Information...................................................15
SECTION 5.03.  Scope of Services.............................................15
SECTION 5.04.  Ratification..................................................16
SECTION 5.05.  Accounts and Cash Arrangements................................17
SECTION 5.06.  Further Assurances............................................17
SECTION 5.07.  Covenants of AerCo Group......................................17

                                    ARTICLE 6
                                  EFFECTIVENESS

SECTION 6.01.  Effectiveness.................................................19

                                    ARTICLE 7
                        CASH MANAGEMENT FEES AND EXPENSES

SECTION 7.01.  Cash Management Fees..........................................19
SECTION 7.02.  Expenses......................................................19

                                    ARTICLE 8
               TERM; REMOVAL OF OR TERMINATION BY THE CASH MANAGER

SECTION 8.01.  Term..........................................................20
SECTION 8.02.  Cross-termination.............................................20
SECTION 8.03.  Right to Terminate............................................20
SECTION 8.04.  Consequences of Termination...................................22
SECTION 8.05.  Survival......................................................23

                                    ARTICLE 9
                      APPOINTMENT OF SUCCESSOR CASH MANAGER

SECTION 9.01.  Appointment of Successor Cash Manager.........................23

                                   ARTICLE 10
                            ASSIGNMENT AND DELEGATION

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SECTION 10.01.  Assignment and Delegation....................................24

                                   ARTICLE 11
                                    GUARANTEE

SECTION 11.01.  Guarantee....................................................25
SECTION 11.02.  Reinstatement................................................26
SECTION 11.03.  Unconditional Nature of Guarantee............................26

                                   ARTICLE 12
                                  MISCELLANEOUS

SECTION 12.01.  Notices......................................................26
SECTION 12.02.  Governing Law................................................28
SECTION 12.03.  Jurisdiction.................................................29
SECTION 12.04.  Agent for Service of Process.................................29
SECTION 12.05.  WAIVER OF JURY TRIAL.........................................29
SECTION 12.06.  Counterparts; Third Party Beneficiaries......................29
SECTION 12.07.  Entire Agreement.............................................29
SECTION 12.08.  Table of Contents; Headings..................................30
SECTION 12.09.  Restrictions on Disclosure...................................30
SECTION 12.10.  No Partnership...............................................31


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                                                                           PAGE
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Appendix A                 Subsidiaries
Appendix B                 Form of Accession Agreement
Schedule 2.02(b)           Accounts
Exhibit A                  Certificate Authorizing Direct Funds Transfer to
                           Expense Payee
Exhibit B                  Certificate Authorizing Delegation of Certain Cash
                           Management Services







                                       iv
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         CASH MANAGEMENT AGREEMENT dated as of July 17, 2000, among debis
Aircraft Leasing Limited, a limited company organized under the laws of Ireland, as Cash Manager (the "CASH MANAGER"), debis AirFinance B.V., a limited company incorporated under the laws of The Netherlands (the "GUARANTOR"), AerCo Limited, a limited liability company incorporated in Jersey, Channel Islands ("AERCO"), debis Aircraft Leasing Limited, as Servicer (the "SERVICER"), Bankers Trust Company, a New York banking corporation ("BANKERS TRUST"), not in its individual capacity, but solely as trustee under the Indenture (the "TRUSTEE"), and as security trustee under the Security Trust Agreement (the "SECURITY TRUSTEE"), and the entities listed on Appendix A hereto and any other Subsidiary of AerCo which accedes to this Agreement pursuant to an Accession Agreement (together, the "SUBSIDIARIES" and collectively with AerCo, "AERCO GROUP").

         For the consideration set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture and the Security Trust Agreement.

         "ACCESSION AGREEMENT" means an accession agreement substantially in the form of Appendix B hereto.

         "ADMINISTRATIVE AGENCY AGREEMENT" means the Administrative Agency Agreement dated as of July 17, 2000, among the Administrative Agent, the Guarantor, AerCo and the entities listed on Appendix A thereto and any other Subsidiary of AerCO which accedes thereto, as amended from time to time.

         "ADMINISTRATIVE AGENT" means debis Aircraft Leasing Limited, a limited company organized under the laws of Ireland, as administrative agent under the Administrative Agency Agreement.


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         "AERCO" has the meaning assigned to such term in the preamble hereto.

         "AERCO GROUP" has the meaning assigned to such term in the preamble hereto.

         "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The parties hereto acknowledge that each of AerCo and its Subsidiaries, on the one part, and AerFi Group plc and its subsidiaries, on the other part, are not Affiliates of each other.

         "AFTER-TAX BASIS" means on a basis such that any payment received, deemed to have been received or receivable by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all U.S. federal, state, local and Irish or other foreign Taxes, penalties, fines, interest, additions to Tax and other charges resulting from the receipt (actual or constructive) or accrual of such payments imposed by or under any U.S. federal, state, local or Irish or other foreign law or Governmental Authority (after taking into account any current deduction to which such Person shall be entitled with respect to the amount that gave rise to the underlying payment) be equal to the payment received, deemed to have been received or receivable.

         "AGREEMENT" has the meaning assigned to such term in the preamble hereto.

         "BOARD OF DIRECTORS" means the board of directors of AerCo.

         "CASH MANAGEMENT SERVICES" has the meaning assigned to such term in
Section 2.01(a) hereof.

         "CASH MANAGER" has the meaning assigned to such term in the preamble hereto.

         "EU" means the European Union.

         "GOVERNMENTAL AUTHORITY" means any court, administrative agency or commission or other governmental agency or instrumentality (or any officer or representative thereof), national, federal, state, local or international, of competent jurisdiction including, without limitation, the EU.

         "GUARANTEED OBLIGATIONS" has the meaning assigned to such term in
Section 11.01 hereof.

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         "GUARANTOR" has the meaning assigned to such term in the preamble hereto.

         "INDENTURE" means the Indenture dated as of July 15, 1998, between AerCo and the Trustee, as amended or supplemented from time to time.

         "INFLATION FACTOR" has the meaning specified in the Administrative Agency Agreement.

         "LOSSES" means any and all liabilities (including liabilities arising out of the doctrine of strict liability), obligations, losses, damages, penalties, Taxes, actions, suits, judgments, costs, fees, expenses (including reasonable legal fees, expenses and related charges and costs of investigation) and disbursements, of whatsoever kind and nature; provided, that the term "Losses" shall not include any indemnified party's management time or overhead expenses.

         "RELATED DOCUMENTS" has the meaning assigned to such term in the Indenture.

         "REPRESENTATIVES" with respect to any Person means the officers, directors, employees, advisors and agents of such Person.

         "SECURITY TRUST AGREEMENT" means the Security Trust Agreement dated as of July 15, 1998, among AerCo, the Security Trustee and the other entities specified therein, as amended or supplemented from time to time.

         "SECURITY TRUSTEE" has the meaning assigned to such term in the preamble hereto.

         "SERVICER" has the meaning assigned to such term in the preamble hereto.

         "SERVICING AGREEMENT" means the Servicing Agreement dated as of July 17, 2000, among the Servicer, the Guarantor, AerCo and the entities listed on Appendix A thereto and any other Subsidiary of AerCo which accedes thereto, as amended from time to time.

         "SPECIAL BOARD RESOLUTION" has the meaning given to it in the Articles of Association of AerCo; provided that references to a Special Board Resolution shall be construed as references to an ordinary resolution of the Board of Directors any time at which the Servicer and/or its Affiliates do not hold a majority of the Class E Notes.

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         "STANDARD OF PERFORMANCE" has the meaning assigned to such term in
Section 3.01 hereof.

         "STANDBY SERVICING AGREEMENT" means the Standby Servicing, Administrative Agency and Cash Management Agreement dated as of July 17, 2000, among AerCo, debis Aircraft Leasing Limited, as Standby Servicer and the Guarantor, as amended from time to time.

         "START DATE" has the meaning specified in the Standby Servicing Agreement.

         "TRUSTEE" has the meaning assigned to such term in the preamble hereto.



                                    ARTICLE 2
                      APPOINTMENT; CASH MANAGEMENT SERVICES

         SECTION 2.01. Appointment. (a) The Security Trustee, on behalf of the Secured Parties, having been duly authorized by AerCo, hereby appoints the Cash Manager, with effect from the Start Date, as the provider to AerCo Group of the cash management services set forth herein and in the Indenture (the "CASH MANAGEMENT SERVICES") and delegates to the Cash Manager its authority to administer the Accounts, to undertake the transactions contemplated hereby (including the power to direct withdrawals or transfers from the Accounts in accordance with this Agreement and the Indenture) and to otherwise perform the Cash Management Services on behalf of AerCo Group on the terms and subject to the conditions set forth in this Agreement.

          (b) The Cash Manager hereby accepts such appointment and agrees to perform, with effect from the Start Date, the Cash Management Services on the terms and subject to the conditions set forth in this Agreement; provided, however, that it shall not be a condition to the Cash Manager's performance of the Cash Management Services that it shall have received a Start Notice.

         SECTION 2.02. Establishment of Accounts. (a) Operating Bank. The Operating Bank shall be the Senior Trustee, initially Bankers Trust Company, located at Four Albany Street, New York, New York 10006.

          (b) Establishment of Accounts. The Cash Manager shall establish (to the extent not theretofore established) and maintain each of the Accounts set forth on

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Schedule 2.02(b) hereto, in each case in the manner described herein and in
Section 3.01 of the Indenture. Promptly following delivery or receipt by AerCo of a termination notice under the Servicing Agreement with AerFi Group plc or the Administrative Agency Agreement, AerFi Administrative Services Limited, AerCo will furnish to the Cash Manager a current listing of all Accounts and on the Start Date, AerCo and the Cash Manager will agree to an amended Schedule 2.02(b) to reflect Accounts in existence as of the Start Date. The Cash Manager shall take all actions necessary to establish, and shall establish, additional or replacement Accounts from time to time as required by and in accordance with the terms of Section 3.01 of the Indenture. In addition, the Cash Manager shall take all actions necessary to cause the Security Trustee to be granted, to the extent possible, a security interest pursuant to Section 2.01 of the Security Trust Agreement in the interest of each AerCo Group Member in the cash balances from time to time deposited in the Accounts.

          (c) Successor Operating Bank. If the Operating Bank should change as a result of (A) the resignation of the Senior Trustee or replacement of the Senior Trustee by an Eligible Institution pursuant to the terms of the Indenture, (B) the repayment in full of the Senior Class of Notes or (C) such Operating Bank's failure to meet the criteria necessary to qualify as an Eligible Institution, then the Cash Manager, acting on behalf of the Security Trustee, shall thereupon promptly establish replacement accounts as necessary at the successor Operating Bank and transfer the balance of funds in each Account then maintained at the former Operating Bank to such successor Operating Bank.

         SECTION 2.03. Description of Accounts. (a) Collection Account. The Cash Manager shall establish and maintain the Collection Account in accordance with Section 3.01(b) of the Indenture.

          (b) The Lessee Funded Account. The Cash Manager shall establish and maintain the Lessee Funded Account in accordance with Section 3.01(c) of the Indenture.

          (c) Expense Account. The Cash Manager shall establish and maintain the Expense Account in accordance with Section 3.01(d) of the Indenture.

          (d) Rental Accounts. The Cash Manager shall establish and maintain the Rental Accounts, and from time to time shall establish and maintain one or more additional Rental Accounts (including one or more Non-Trustee Accounts that, for tax

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or other regulatory or legal purposes, cannot be established in the name of the Security Trustee), each in accordance with Section 3.01(e) of the Indenture.

          (e) Refinancing Account. The Cash Manager shall establish and maintain a Refinancing Account with respect to each subclass of Notes in accordance with Section 3.01(f) of the Indenture.

          (f) Defeasance/Redemption Account. The Cash Manager shall establish and maintain the Defeasance/Redemption Account in accordance with Section 3.01(g) and Article XI of the Indenture.

          (g) Aircraft Purchase Account. The Cash Manager shall establish and maintain the Aircraft Purchase Account in accordance with Section 3.01(h) of the Indenture.

          (h) Note Account. The Cash Manager shall establish and maintain the Note Account in accordance with Section 3.01(i) of the Indenture.

          (i) Lessee Payment Instructions. (i) The Cash Manager shall furnish transfer instructions in the form set forth in Exhibit D to the Security Trust Agreement to each bank other than the Operating Bank at which a Rental Account is located and take all necessary steps to ensure that all funds on deposit in each such Rental Account are transferred from such Rental Account to the Collection Account within one Business Day of receipt thereof.

         (ii) Not later than one month after any Closing Date occurring after the Start Date and from time to time thereafter, the Cash Manager shall
         (A) transmit payment instructions directing each Lessee which, in accordance with the terms of the relevant Lease, made payments into any bank accounts prior to such Closing Date to make all future Rental Payments to a designated Rental Account at the Operating Bank, (B) transmit payment instructions to the bank in which such accounts are maintained, directing such bank to forward to a designated Rental Account at the Operating Bank any payments made into any such account after such Closing Date and (C) close any such accounts as soon as practicable after all AerCo Group Lessees have been given payment instructions pursuant to this Section 2.03(i) and the Cash Manager has become satisfied that all such Lessees are making and will continue to make payments in accordance with such payment instructions.

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         (j)   Bank Account Statements. The Cash Manager shall take all
necessary steps to ensure that the Operating Bank and each other bank at which a Rental Account is located shall furnish as of the close of business on each Calculation Date a statement providing the then current balance of each applicable Account to the Security Trustee, AerCo, the Trustee, the Servicer and the Cash Manager.

         (k) Maintaining the Non-Trustee Accounts. So long as any Secured Obligations remain Outstanding:

         (i) The Cash Manager shall maintain, or cause to be maintained, each Non-Trustee Account in the name of the related Grantor (as defined in the Security Trust Agreement) only with a bank (an "ACCOUNT BANK") that has entered into a letter agreement in substantially the form of Exhibit D to the Security Trust Agreement (or made such other arrangements as are acceptable to the Cash Manager and the Security Trustee) with such Grantor and the Security Trustee (an "ACCOUNT LETTER").

         (ii) The Cash Manager (x) shall promptly instruct each Person obligated at any time to make any payment to any Grantor for any reason (an "OBLIGOR") to make such payment to a Non-Trustee Account meeting the requirements of clause (i) above, (y) shall instruct each such Account Bank to transfer to the Collection Account, in immediately available funds, within one Business Day of receipt thereof, an amount equal to the credit balance of the Non-Trustee Account in such Account Bank (other than any amount required to be left on deposit in such Account Bank for local tax or other regulatory or legal purposes), and
         (z) shall transfer or cause each such Account Bank to transfer to the Security Trustee for deposit in the Collection Account, within one Business Day of receipt thereof, all other Cash Collateral and any proceeds of any of the Collateral.

         (iii) Upon the termination of any Account Letter or other arrangement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Account Bank, the Cash Manager shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to another Non-Trustee Account meeting the requirements of clause (i) above or, if practicable at such time, to an Account in the name of the Security Trustee.

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         SECTION 2.04. Investments of Cash. The Cash Manager shall invest and reinvest the funds on deposit in the Accounts as permitted by and in accordance with Section 3.02 of the Indenture.

         SECTION 2.05. Calculations. Pursuant to Section 3.06 of the Indenture, the Cash Manager shall, at the times and in the manner set forth therein, determine or calculate each of the amounts required to be determined or calculated by it pursuant to Sections 3.06(a) through (f) of the Indenture.

         SECTION 2.06. Withdrawals and Transfers. The Cash Manager shall make the following withdrawals and transfers in accordance with the terms of the
Indenture:

          (a) Closing Date Deposits, Withdrawals and Transfers. On any Closing Date occurring after the Start Date, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to make each of the transfers described in Section 3.03 of the Indenture.

          (b) Interim Withdrawals and Transfers for Expenses and Certain Lease Obligations. From time to time, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to make the withdrawals and transfers provided for in Section 3.04(a) of the Indenture in accordance with such Section.

         For the purposes of this Section 2.06(b), neither the Trustee nor the Security Trustee shall be liable for withdrawals or transfers made solely by the Cash Manager without direction of either the Trustee or Security Trustee.

          (c) Interim Withdrawals and Transfers in Respect of Undelivered Related Collateral. From time to time, the Cash Manager shall make the withdrawals and transfers provided for in Section 3.04(b) of the Indenture in accordance with such Section.

          (d) Interim Deposits and Withdrawals for Modification Payments or Dispositions of Aircraft. From time to time, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to make the withdrawals and transfers provided for in Section 3.05 of the Indenture in accordance with such Section.

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          (e) Interim Deposits and Withdrawals for Aircraft Purchases. From time to time, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to make the deposits, withdrawals and transfers provided for in Section 3.05 of the Indenture in accordance with such Section.

          (f) Payment Date First Step Withdrawals and Transfers. On each Payment Date, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to make the withdrawals and transfers provided for in Section 3.07 of the Indenture in accordance with such Section.

          (g) Payment Date Second Step Withdrawals. Subject to Section 2.06(h) hereof, on each Payment Date, after the withdrawals and transfers provided for in Section 2.06(f) hereof have been made, the Cash Manager shall or shall instruct, in writing, the Trustee or the Security Trustee, as the case may be, to distribute funds on deposit in the Collection Account and the Expense Account as provided in Section 3.08 of the Indenture; provided, that any such direct funds transfer shall have been authorized on or prior to the date thereof by the Cash Manager in the form of a certificate, substantially in the form of Exhibit A hereto, delivered to and acknowledged by the Trustee.

          (h) Event of Default and Default Notice Withdrawals and Transfers. Notwithstanding anything to the contrary contained in Section 2.06(f) or 2.06(g) hereof, following the delivery of a Default Notice to the Cash Manager or AerCo pursuant to the Indenture or during the continuation of an Acceleration Default, after the withdrawals and transfers provided for in Section 2.06(f) hereof have been made, the Cash Manager shall distribute funds on deposit in the Collection Account and the Expense Account in the amounts and in the order of priority provided for in Section 3.08(b) of the Indenture.

          (i) Defeasance/Redemption Transfers. The Cash Manager shall or shall direct, in writing, the Trustee or the Security Trustee, as the case may be, to transfer from time to time amounts on deposit in the Defeasance/Redemption Account to the applicable Note Account in connection with either the redemption of any subclass of Notes in accordance with Section 3.10 of the Indenture or the exercise of the defeasance provisions set forth in Article XI of the Indenture.

          (j) Tax Defeasance Account Transfers. The Cash Manager shall or shall direct, in writing, the Trustee or the Security Trustee, as the case may be, to transfer

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from time to time amounts on deposit in the Defeasance/Redemption Account to the
Note Account or to the relevant Investors in connection with any tax defeasance transactions in accordance with Section 3.10(b) of the Indenture.

          (k) Refinancing Transfers. The Cash Manager shall or shall direct, in writing, the Trustee or the Security Trustee, as the case may be, to transfer from time to time amounts on deposit in the Refinancing Account to the Note Accounts in connection with any Refinancing in accordance with Section 2.10 of the Indenture.

          (l) Currency Conversions. If and to the extent that any AerCo Group member incurs any payment obligation or other cost in a currency other than U.S. dollars, the Cash Manager shall, to the extent practicable, convert U.S. dollars into such other currency at the then prevailing market rate as necessary to discharge such payment obligations or costs, at the expense of AerCo in accordance with Section 13.07 of the Indenture.

         SECTION 2.07. Ratings and the Accounts. Each Account shall at all times be maintained at the Operating Bank or another Eligible Institution selected by the Cash Manager in accordance with the Security Trust Agreement and the Indenture; provided that one or more Rental Accounts may be maintained at any other reputable and responsible bank in accordance with Section 3.01 of the Indenture.

         SECTION 2.08. Records. The Cash Manager shall provide such information relating to the Accounts and the Permitted Account Investments to the Security Trustee, the Trustee or the Rating Agencies as any of them may reasonably request from time to time.

         SECTION 2.09. Reports. The Cash Manager shall provide the reports and other information required to be provided by it pursuant to Section 3.06(f) of the Indenture, together with copies of such additional reports or other information as the Security Trustee or the Trustee may reasonably request, all in accordance with the terms of the Indenture.

         SECTION 2.10. Additional Aircraft. In the event that AerCo Group shall acquire any Additional Aircraft (as defined in the Servicing Agreement) and notwithstanding that AerCo Group may retain different Service Providers for such Additional Aircraft, the Cash Manager hereby agrees to provide the same Cash Management Services with respect to all such Additional Aircraft.

         SECTION 2.11. Professional Advice. The Cash Manager may, on behalf of AerCo Group, retain and instruct legal counsel and accounting, tax and other professional advisers to represent and advise AerCo Group when the Cash Manager considers in good faith that it is appropriate or necessary for such advisers to be appointed to protect the interests and rights of any AerCo Group Member or for the Cash Manager to comply with its obligations under this Agreement; provided, however, that, in any one-month period, the Cash Manager shall not be permitted contractually to obligate AerCo Group to pay fees to such advisers pursuant to this Section 2.11 or any other section of this Agreement relating to the engagement of advisers in an aggregate amount in excess of $100,000 without the prior written consent of the Board of Directors of AerCo.



                                    ARTICLE 3
                STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY

         SECTION 3.01. Standard of Performance. The Cash Manager will devote the same amount of time and attention to, and shall be required to exercise the same level of skill, care and diligence in the performance of the Cash Management Services as a prudent businessperson would in administering such services on its own behalf (the "STANDARD OF PERFORMANCE").

         SECTION 3.02. Liability and Indemnity. (a) The Cash Manager shall not be liable for any Losses or Taxes to or of, or payable by, any AerCo Group Member at any time including Losses resulting from the investment in any Permitted Account Investment or any investment losses resulting from such investment, unless such Losses or Taxes shall arise in connection with the Cash Manager's own gross negligence (or simple negligence in the handling of funds), willful misconduct, deceit or fraud or that of any of its directors, trustees, officers, agents, permitted delegates or employees, as the case may be.

          (b) Subject to and in accordance with the provisions of the Indenture, AerCo and the other AerCo Group Members do hereby agree to indemnify and hold harmless the Cash Manager, its respective directors, officers, agents and employees and each of them against any Losses or Taxes whatsoever which they or any of them may incur or be subject to as a consequence of this Agreement or as a result of the performance of the functions and services hereunder (including any Losses or Taxes incurred by the


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


Cash Manager as a result of its indemnifying any permitted delegate of any of its functions hereunder) except as a result of the negligence, willful default, deceit or fraud of the Cash Manager or any of its directors, officers, agents or employees, as the case may be. This indemnity shall expressly inure to the benefit of any existing or future director, officer, agent or employee of the Cash Manager and to the benefit of any successor of the Cash Manager and shall survive the termination or expiration of this Agreement.

          (c) Each of the Cash Manager, the Security Trustee, the Trustee and AerCo acknowledges and agrees that the terms of this Agreement contemplate that the Cash Manager shall receive the Relevant Information in order for the Cash Manager to make required credit and debit entries and to make the calculations and supply the information and reports required herein, and that the Cash Manager will do the foregoing to the extent such information is so provided by such relevant parties and on the basis of such information, without undertaking any independent verification or recalculation of such information.

          (d) The Cash Manager agrees to indemnify, reimburse and hold harmless (on an after-tax basis) each AerCo Group Member, the Trustee and the Security Trustee and their respective directors, trustees and agents for any Losses whatsoever which they or any of them may incur or be subject to in consequence of the performance of the Cash Management Services or any breach of the terms of this Agreement by the Cash Manager, but only to the extent such Losses arise due to the gross negligence (or simple negligence in the handling of funds), wilful misconduct, deceit or fraud of the Cash Manager or any of its directors, trustees, officers, agents, permitted delegates or employees, as the case may be.

         SECTION 3.03. Conflicts of Interest. (i) Each of AerCo and its Subsidiaries acknowledges and agrees that (a) in addition to providing the Cash Management Services under this Agreement, debis Aircraft Leasing Limited may provide similar services for other third parties, (b) in the course of conducting such activities, the Cash Manager may from time to time have conflicts of interest in performing its duties on behalf of the Security Trustee and the Trustee and the various entities in respect of which it provides such similar services, (c) debis Aircraft Leasing Limited, is acting as Administrative Agent and as Servicer and (d) the Directors of AerCo have approved the transactions contemplated by this Agreement and desire that such transactions be consummated and, in giving such approval, the Board of Directors of AerCo has expressly recognized that such conflicts of interest may arise from time to time and that, when such conflicts of interest arise, the Cash Manager shall promptly report the same to the Security Trustee, AerCo and the Trustee and shall act in a manner that (i) treats each AerCo Group Member equally with such other entities, (ii) does not violate the Standard of Performance and (iii) would not be reasonably likely to have a material adverse effect on the Noteholders.

         (ii) The Directors of AerCo, by a Special Board Resolution, shall be entitled to seek independent advice and to appoint an independent representative in connection with the provision of the Cash Management Services by the Cash Manager hereunder, including in connection with any conflict of interest or any potential conflict of interest.



                                    ARTICLE 4
                            CASH MANAGER UNDERTAKINGS

         SECTION 4.01. Cash Manager Undertakings. The Cash Manager hereby covenants with the Security Trustee and the Trustee that it will conduct its business such that it is a separate and readily identifiable business from, and independent of, that of each AerCo Group Member (it being understood that any AerCo Group Member may publish financial statements that are consolidated with those of the Guarantor and any of its Affiliates, if to do so is required by any applicable law or accounting principles from time to time in effect) and further covenants as follows:

          (a) if the Cash Manager receives (including in its capacity as agent for the Security Trustee after the delivery of a Default Notice) any funds whatsoever under this Agreement or any Related Document, which funds belong to the Security Trustee, AerCo or the Trustee, or are to be paid to the Security Trustee, AerCo or the Trustee or into any Account pursuant to this Agreement, any Related Document or otherwise, then the Cash Manager shall (i) hold such funds in trust for the Security Trustee, AerCo, or the Trustee, as the case may be, (ii) keep such funds separate from all other funds belonging to the Cash Manager and (iii) as soon as possible following receipt thereof, pay the same into the appropriate Account in accordance with the terms hereof;

          (b) the Cash Manager shall comply with all lawful directions, orders and instructions which the Security Trustee may from time to time give to it in writing which are in accordance with the provisions of this Agreement and the Indenture;

          (c) the Cash Manager shall not knowingly fail to comply with any legal requirements in the performance of the Cash Management Services;

          (d) the Cash Manager shall make all payments required to be made by it at any time and from time to time pursuant to this Agreement on the required date for payment thereof and shall turn over any amounts owed to the Security Trustee, AerCo or the Trustee without set-off or counterclaim;

          (e) the Cash Manager shall cooperate with the Security Trustee and the Trustee and their respective agents, directors or trustees (including by providing such information as may reasonably be requested at any time and from time to time) to permit the Security Trustee and the Trustee or their respective authorized agents to monitor the Cash Manager's compliance with its obligations under this Agreement;

          (f) the Cash Manager is acting hereunder as the agent of the Security Trustee and the Trustee and, except in relation to any money erroneously received by the Cash Manager by way of deposit into any of the Cash Manager's bank accounts (which shall be held in trust by the Cash Manager on behalf of the Security Trustee and deposited into the appropriate Account as soon as reasonably practicable), neither the Cash Manager nor any of its Affiliates shall be under any fiduciary duty or other implied obligation or duty to any AerCo Group Member or any holder of any equity or debt security issued by any AerCo Group Member, any Lessee or any other Person arising out of this Agreement;

          (g) the Cash Manager shall not take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of any AerCo Group Member or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of the Cash Manager or any of its Affiliates;

          (h) the Cash Manager shall cooperate with the Security Trustee, AerCo Group and their respective agents, trustees and directors, including any providing such information as may reasonably be requested, to permit AerCo Group or its authorized agents to monitor the Cash Manager's compliance with its obligations under this Agreement;

          (i) during the term of this Agreement, the Cash Manager shall observe all corporate formalities necessary to remain a legal entity separate and distinct from each AerCo Group Member;

          (j) during the term of this Agreement, the Cash Manager shall maintain its assets and liabilities separate and distinct from each AerCo Group Member;

          (k) during the term of this Agreement, the Cash Manager shall maintain records, books, accounts and minutes separate from those of each AerCo Group Member;

          (l) during the term of this Agreement, the Cash Manager shall pay its obligations in the ordinary course of its business as a legal entity separate from each AerCo Group Member;

          (m) during the term of this Agreement, the Cash Manager shall keep its funds separate and distinct from the funds of each AerCo Group Member, and it will receive, deposit, withdraw and disburse such funds separately from the funds of each AerCo Group Member;

          (n) during the term of this Agreement, the Cash Manager shall conduct its business in its own name and not in the name of any AerCo Group Member;

          (o) during the term of this Agreement, the Cash Manager shall not pay or become liable for any debt of any AerCo Group Member, other than to make payments in the form of indemnity as required by the express terms of this Agreement;

          (p) during the term of this Agreement, the Cash Manager shall not hold out that it is a division of any AerCo Group Member, or that any AerCo Group Member is a division of it;

          (q) during the term of this Agreement, the Cash Manager shall not induce any third party to rely on the creditworthiness of any AerCo Group Member in order that such third party will be induced to contract with it;

          (r) during the term of this Agreement, the Cash Manager shall not enter into any agreements between it and any AerCo Group Member that are more favorable to either party than agreements that the parties would have been able to enter into at such time on an arm's-length basis with a non-affiliated third party, other than any agreements in effect on the date hereof (it being understood that the parties hereto do not intend by this covenant to ratify any self-dealing transactions); and

          (s) during the term of this Agreement, it shall observe all corporate or other procedures required under applicable law and each of their constitutive documents.


                                    ARTICLE 5
                           UNDERTAKINGS OF AERCO GROUP

         SECTION 5.01. Cooperation. The Trustee shall use its best efforts and AerCo shall, and shall cause each AerCo Subsidiary, and, to the extent within its power each other Service Provider, to cooperate at all times with the Cash Manager to enable the Cash Manager to provide the Cash Management Services, including providing the Cash Manager with all powers of attorney and such information as may be reasonably necessary or appropriate for the Cash Manager to perform the Cash Management Services.

         SECTION 5.02. Information. AerCo will provide the Cash Manager with the following information in respect of itself and each other AerCo Group
Member:

          (a)   a list of all legal advisers;

          (b) copies of all Related Documents, including the Memorandum and Articles of Association of AerCo, and copies of all statutory books and records maintained on behalf thereof by such Persons;

          (c) details of all bank accounts and bank mandates maintained by the Cash Manager on behalf of the Security Trustee, the Trustee and each AerCo Group Member;

          (d) names of and contact information with respect to the board of directors of each AerCo Group Member and the secretary and registered office of each AerCo Group Member; and

          (e) such other information as is necessary to the Cash Manager's performance of the Cash Management Services.

         The information referred to in this Section 5.02 (with the exception of paragraph (e)) shall be provided to the Cash Manager upon execution of this Agreement and, with respect to the information noted in paragraph (e), upon request and, in respect of any amendment or changes to the information provided to the Cash Manager upon execution of this Agreement, promptly following the effectiveness of such amendments or changes.

         SECTION 5.03. Scope of Services. (a) Subject to subsection (b) below, in the event that any AerCo Group Member enters into any agreement, amendment or other modification of any Related Document or shall take any other action that has the effect of increasing in any material respect the scope, nature or level of the Cash Management Services, the Trustee shall provide written notice thereof to the Cash Manager (provided the Trustee has actual knowledge of same), and the Cash Manager shall not be obligated to perform such affected Cash Management Services to the extent of such increase unless and until the Cash Manager, the Security Trustee and the Trustee shall agree on the terms on which such increased Cash Management Services shall be provided. In each such case, the Cash Manager shall not be obligated or permitted to take any action that might reasonably be expected to result in the business of AerCo Group ceasing to be separate and readily identifiable from, and independent of, that of the Cash Manager and its Affiliates. The Security Trustee and the Trustee shall, as directed in writing by AerCo, engage another Person to perform the affected or increased Cash Management Services without the prior written consent of the Cash Manager if they determine, in their discretion, that timely agreement with the Cash Manager for the performance of such services cannot be reached on commercially reasonable terms.

          (b) In the event that AerCo Group shall acquire Additional Aircraft, AerCo Group shall so notify the Cash Manager and the Cash Manager shall be obligated to provide the Cash Management Services with respect to such Additional Aircraft in accordance with Section 2.10 hereof.

         SECTION 5.04. Ratification. (a) AerCo and the other AerCo Group Members hereby ratify and confirm, and agree to ratify and confirm (and shall furnish written evidence thereof upon request of the Cash Manager), any act or omission by the Cash Manager in accordance with this Agreement in the exercise of any of the powers or authorities conferred upon the Cash Manager under the terms of this Agreement, it being expressly understood and agreed that none of the foregoing shall have any obligation to ratify and confirm, and expressly does not ratify and confirm, any act or omission of the Cash Manager in violation of this Agreement, the Standard of Performance or for which the Cash Manager is obligated to indemnify any AerCo Group Member or any Subsidiary under Article 3 hereof.

          (b) AerCo hereby undertakes to cause, if so requested by the Cash Manager, any subsidiary of AerCo formed or acquired after the date hereof to execute an agreement with the Cash Manager adopting and confirming, as regards such subsidiary, the terms of this Agreement and agreeing to ratify whatever the Cash Manager does in accordance with this Agreement in the exercise of any powers or authorities conferred upon the Cash Manager under the terms of this Agreement, it being expressly understood and agreed that no AerCo Group Member shall have any obligation to ratify and confirm, and expressly does not ratify and confirm, any act or omission of the Cash Manager in violation of the Standard of Performance or for which the Cash Manager is obligated to indemnify any AerCo Group Member under Article 3 hereof.

         SECTION 5.05. Accounts and Cash Arrangements. (a) No new bank or other account shall be established other than in accordance with this Agreement, the Security Trust Agreement and the Indenture. The Security Trustee shall not authorize the Trustee, AerCo, any other AerCo Group Member or any other Person other than the Cash Manager and its authorized agents to make disbursements from any such accounts on their behalf or on behalf of the Trustee, AerCo, or any AerCo Group Member.

          (b) Except as provided in Section 2.07 hereof, neither the Cash Manager nor any AerCo Group Member shall modify any arrangement with respect to the flow of cash in connection with payments, remittances and investment of funds or the creation, maintenance or termination of any Account (other than in accordance with this Agreement and the Indenture) without the written consent of the Security Trustee, the Trustee and AerCo.

         SECTION 5.06. Further Assurances. Each of the Cash Manager and AerCo agrees that, at any time and from time to time, upon the written request of the Security Trustee or the Trustee, it shall execute and deliver such further documents and do such further acts and things and, solely with respect to AerCo, shall cause each AerCo Subsidiary to execute and deliver such further documents and do such further acts and things, in each case as the Security Trustee or the Trustee may reasonably request in order to effect the purposes of this Agreement.

         SECTION 5.07. Covenants of AerCo Group. Each AerCo Group Member covenants with the Cash Manager that it shall conduct its business in every way possible such that it is a separate and readily identifiable business from that of the Cash Manager and its Affiliates (it being understood that any AerCo Group Member may publish financial statements that are consolidated with those of the Guarantor and any of its Affiliates, if to do so is required by any applicable law or accounting principles from time to time in effect) and, to the extent possible, shall cause each of its Subsidiaries to do the same, and further covenants as follows:

          (a) during the term of this Agreement, it will observe, and shall cause each AerCo Subsidiary to observe, all corporate formalities necessary to remain legal entities separate and distinct from the Cash Manager;

          (b) during the term of this Agreement, it will maintain, and shall cause each AerCo Subsidiary to maintain, its assets and liabilities separate from those of the Cash Manager;

          (c) during the term of this Agreement, it will maintain, and shall cause each AerCo Subsidiary to maintain, records, books, accounts, and minutes separate from those of the Cash Manager;

          (d) during the term of this Agreement, it shall pay, and shall cause each AerCo Subsidiary to pay, its obligations in the ordinary course of business as a legal entity separate from the Cash Manager;

          (e) during the term of this Agreement, it shall keep, and shall cause each AerCo Subsidiary to keep, its funds separate and distinct from any funds of the Cash Manager, and shall receive, deposit, withdraw and disburse such funds separately from any funds of the Cash Manager;

          (f) during the term of this Agreement, it shall conduct, and shall cause each AerCo Subsidiary to conduct, its business in its own name, and not in the name of the Cash Manager;

          (g) during the term of this Agreement, it shall conduct, and shall cause each AerCo Subsidiary not to agree, to pay or become liable for any debt of the Cash Manager, other than to make payments in the form of indemnity as required by the express terms of this Agreement;

          (h) during the term of this Agreement, it shall not hold out, and shall cause each AerCo Subsidiary not to hold out, that it or any of them is a division of the Cash Manager, or that the Cash Manager is a division of any of them;

          (i) during the term of this Agreement, it shall not induce, and shall cause each AerCo Subsidiary not to induce, any third party to rely on the creditworthiness of the Cash Manager in order that such third party will be induced to contract with it;

          (j) during the term of this Agreement, it shall not enter into, and shall cause each AerCo Subsidiary not to enter into, any transaction between any of them and the Cash Manager that is more favorable to either party than transactions that the parties would have been able to enter into at such time on an arm's-length basis with a non-affiliated third party; other than any agreements in effect on the date hereof (it being understood that the parties hereto do not intend by this covenant to ratify any self-dealing transactions); and

          (k) during the term of this Agreement, it shall observe, and shall cause each other AerCo Group Member to observe, all material corporate procedures and other procedures required under applicable law and each of their constitutive documents.



                                    ARTICLE 6
                                  EFFECTIVENESS

         SECTION 6.01. Effectiveness. The effectiveness of this Agreement and all obligations of the parties hereunder with respect to each Aircraft Asset shall be conditional upon:

         (i) the occurrence of the Start Date and the Delivery Date of such Aircraft Asset,

         (ii) with respect to AerCo, the Cash Manager, the Guarantor, the Servicer, the Security Trustee, the Trustee and the entities listed on Appendix A to this Agreement, the execution hereof by those parties; and

         (iii) with respect to any entity which executes and delivers an Accession Agreement, the execution thereof in acknowledgment and agreement by AerCo, the Servicer, the Cash Manager, the Guarantor, the Security Trustee and the Trustee. The original parties hereto and each entity which becomes a party hereto by executing and delivering such an Accession Agreement agree that such Accession Agreement shall be effective without the need for each other party hereto to execute such Accession Agreement in acknowledgment and agreement.



                                    ARTICLE 7
                        CASH MANAGEMENT FEES AND EXPENSES

         SECTION 7.01. Cash Management Fees. (a) In consideration of the Cash Manager's performance of the Cash Management Services, AerCo shall pay to the Cash Manager an annual fee (the "CASH MANAGEMENT FEE") equal to $250,000 (as such amount may be adjusted for each annual period by reference to the Inflation Factor at the commencement of such annual period on each March 31), payable monthly in arrears in equal installments on the Payment Date immediately following the Start Date.

         SECTION 7.02. Expenses. The Cash Manager shall be responsible for all costs and expenses relating to or associated with the Cash Manager's performance of its duties as set forth in this Agreement, other than such costs as are expressly stated herein to be an expense or cost of AerCo Group or costs incurred as a result of the breakage of investments.



                                    ARTICLE 8

               TERM; REMOVAL OF OR TERMINATION BY THE CASH MANAGER

         SECTION 8.01. Term. This Agreement shall have a term commencing on the Start Date and expiring on the date of payment in full of all amounts outstanding to be paid on the Notes (including the Class D and the Class E Notes) and any other securities issued by AerCo as relating to Additional Aircraft owned by AerCo Group. During such term, this Agreement shall not be terminable by either party except as expressly provided in this Article 8.

         SECTION 8.02. Cross-termination. This Agreement shall terminate in the event of a termination of either the Servicing Agreement or the Administrative Agency Agreement.

         SECTION 8.03. Right to Terminate. (a) At any time during the term of this Agreement, the Security Trustee, on behalf and at the written direction of the Secured Parties, or AerCo by a Special Board Resolution shall be entitled to terminate this Agreement on 120 days' written notice if:

         (i) the Cash Manager shall materially breach its obligations under this Agreement and, after written notice from AerCo, the Cash Manager has failed to cure such breach within 30 days; or

         (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of the Cash Manager, or of a substantial part of the property or assets of the Cash Manager, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition shall continue undismissed for 75 days or an order or decree approving or ordering any of the foregoing shall be entered or the Cash Manager shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 75 days; or

         (iii) the Cash Manager shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or state or foreign bankruptcy, insolvency, receivership or similar law,

         (B) consent to the institution of, or fail to contest the filing of, any petition described in clause (ii) above, (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (D) make a general assignment for the benefit of its creditors.

         (b) Following the delivery of a Default Notice or during the continuance of an Acceleration Default, the Security Trustee, on behalf of the Secured Parties, shall be entitled to terminate on 5 days' written notice the authority granted to the Cash Manager to perform the Cash Management Services set forth in Section 2.01 hereof and in the Indenture.

         (c) At any time during the term of this Agreement, the Cash Manager shall be entitled to terminate this Agreement on 60 days' written notice if:

         (i) any AerCo Group Member shall fail to pay in full when due (A) any installment of the Cash Management Fee within 30 days after the effectiveness of written notice from the Cash Manager of such failure or (B) any other amount payable to the Cash Manager hereunder within 60 days after written notice from the Cash Manager of such failure;

         (ii) any AerCo Group Member shall fail to perform or observe or shall violate in any material respect any material term, covenant, condition or agreement to be performed or observed by it in respect of this Agreement for 30 days after AerCo Group shall have received notice of such failure (other than with respect to payment obligations referred to in clause (c)(i) of this Section 8.03);

         (iii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of AerCo or any other AerCo Group Member, or of a substantial part of the property or assets of AerCo or any other AerCo Group Member, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered or AerCo or any other AerCo Group Member shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 60 days; or

         (iv) AerCo or any other AerCo Group Member shall (A) voluntarily commence any proceeding or file any petition seeking relief under any U.S. federal or state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest the filing of, any petition described in clause (b)(iii) above, (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (D) make a general assignment for the benefit of its creditors.

          (d) Notwithstanding anything to the contrary in this Article 8, no termination of this Agreement pursuant to Section 8.02 hereof, no termination of this Agreement by the Security Trustee or AerCo pursuant to Section 8.03(a) hereof and no termination of this Agreement by the Cash Manager pursuant to
Section 8.03(c) hereof shall become effective prior to the date of appointment by AerCo Group of a successor cash manager and the acceptance of such appointment by such successor cash manager; provided, however, that in the event that a successor cash manager shall not have been appointed within 90 days after the date upon which this Agreement would otherwise have terminated, the Cash Manager may petition any court of competent jurisdiction for the appointment of a successor cash manager ; provided that the Security Trustee will notify, as soon as practicable, each rating agency then rating the Notes of the Person which the Security Trustee, acting at the written direction of the Secured Parties, proposes to appoint as successor cash manager and, if any such rating agency notifies the Security Trustee in writing within 15 days of receipt of such notice that it will decrease the rating of any of the Notes as a result of the appointment of such Person as successor cash manager, the Security Trustee will not proceed with the appointment of such Person. Upon action by either party pursuant to the provisions of this Section 8.03(d), the Cash Manager shall be entitled to the payment of any compensation owed to it hereunder in connection with all services rendered by it hereunder, as provided in Article 7 hereof, and for so long as the Cash Manager is continuing to perform any of the Cash Management Services for any AerCo Group Member, the Cash Manager shall be entitled to continue to be paid all amounts due to it hereunder, net of any amounts that shall have been finally adjudicated by a court of competent jurisdiction to be owed by the Cash Manager to AerCo Group or not to be due to the Cash Manager, until a successor cash manager shall have been appointed and shall have accepted such appointment in accordance with the provisions of
Section 8.04(c) hereof.

          (e) Subject to Section 9.01 hereof, the parties hereto agree not to amend this Agreement to reduce the scope of the Cash Management Services to be provided by the Cash Manager hereunder unless a third party reasonably acceptable to the parties hereto and to the Servicer becomes a party to this Agreement and agrees to provide such Cash Management Services in the place of the Cash Manager.

         SECTION 8.04. Consequences of Termination. (a) Notices. (i) Following the termination of this Agreement pursuant to Section 8.02 hereof or by the Security Trustee, AerCo or the Cash Manager pursuant to Section 8.03 hereof and the replacement of the Cash Manager by a successor cash manager under Section
9.01 hereof, the former Cash Manager will promptly forward to the successor cash manager, the Security Trustee, AerCo, the Trustee and, where applicable, any AerCo Group Member, any notices and accounting reports (or copies thereof) received by it during the year immediately after such termination or resignation.

         (ii) AerCo Group will promptly notify any relevant third party, including the Rating Agencies, the Servicer, the Administrative Agent and the Trustee of the removal of or resignation by the Cash Manager under this Agreement and will request that all such notices and accounting reports and communications to the Cash Manager thereafter be made or given directly to the successor cash manager and AerCo Group.

          (b) Accrued Rights. A termination of this Agreement by the Security Trustee or the resignation by the Cash Manager hereunder shall not affect the respective rights and liabilities of any party hereto accrued prior to such removal or resignation in respect of any prior breaches hereof or otherwise. Upon action by any party hereto pursuant to the provisions of Section 8.03 hereof, the Cash Manager shall be entitled to the payment of any compensation owed to it by AerCo Group hereunder.

          (c) Replacement. If this Agreement is terminated pursuant to Section
8.02 hereof or by the Security Trustee or AerCo or by the Cash Manager pursuant to Section 8.03 hereof and the Cash Manager is replaced by a successor cash manager under Section 9.01 hereof, such former Cash Manager will cooperate with such successor cash manager, including providing such successor cash manager with all information and documents reasonably requested.

         SECTION 8.05. Survival. Notwithstanding any termination or the expiration of this Agreement, the respective obligations of AerCo Group and the Cash Manager under Sections 3.02, 7.01 (to the extent any fees due and owing through such date of termination remain unpaid) and 8.04 hereof shall survive such termination or expiration, as the case may be.



                                    ARTICLE 9
                      APPOINTMENT OF SUCCESSOR CASH MANAGER

         SECTION 9.01. Appointment of Successor Cash Manager. In the event of the removal or resignation of the Cash Manager pursuant to Section 8.02 or 8.03 hereof, the Security Trustee, on behalf of, and at the written direction of, the Secured Parties, may appoint a successor cash manager or any other Person as successor cash manager ; provided that the Security Trustee will notify, as soon as practicable, each rating agency then rating the Notes of the Person which the Security Trustee, acting at the written direction of the Secured Parties, proposes to appoint as successor cash manager and, if any such rating agency notifies the Security Trustee in writing within 15 days of receipt of such notice that it will decrease the rating of any of the Notes as a result of the appointment of such Person as successor cash manager, the Security Trustee will not proceed with the appointment of such Person. Any successor cash manager so appointed following the removal or resignation of the Cash Manager pursuant to the provisions of Section 8.02 or 8.03 hereof shall execute and deliver to the former Cash Manager, the Security Trustee, AerCo Group and the Trustee an instrument accepting such appointment. Thereupon, such successor cash manager shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, immunities, duties and obligations of the Cash Manager, and with like effect as if originally named as Cash Manager under this Agreement, and the former Cash Manager shall thereupon be obligated to transfer and deliver such relevant records or copies thereof maintained by the Cash Manager in connection with the performance of its obligations under this Agreement and each of the other Related Documents.



                                   ARTICLE 10
                            ASSIGNMENT AND DELEGATION

         SECTION 10.01. Assignment and Delegation. (a) The Cash Manager may delegate the performance of any of the Cash Management Services (provided that any such delegation shall not release the Cash Manager from its obligations hereunder), such delegation to be procured by delivery to the Trustee of a Certificate in the form of Exhibit B hereto.

          (b) Except as set forth in this Section 10.01, none of the parties to this Agreement shall assign or delegate this Agreement or all or any part of its rights or obligations hereunder to any other person without the prior written consent of the other parties thereto.

          (c) Without limiting the foregoing, any Person who shall become a successor by assignment or otherwise of the Cash Manager (or any respective successors thereof) in accordance with this Section 10.01 shall be required, as a condition to the effectiveness of any such assignment or other arrangements, to become a party to this Agreement.


                                   ARTICLE 11
                                    GUARANTEE

         SECTION 11.01. Guarantee. The Guarantor hereby fully and unconditionally guarantees to AerCo Group and the Servicer (i) the due and punctual performance by the Cash Manager of all agreements, covenants and other obligations required to be performed by the Cash Manager hereunder or under any other Related Document (including, without limitation, the punctual payment when due of all amounts now or hereafter payable by the Cash Manager hereunder or under any other Related Document) (all such agreements, covenants and other obligations being the "GUARANTEED OBLIGATIONS"), all in accordance with the terms of this Agreement and the other Related Documents, and agrees to pay any and all expenses (including counsel fees and expenses) incurred by any of the parties hereto or any of their respective officers, directors or agents in enforcing any right under this Section 11.01 (except costs of AerCo in an enforcement action in which the remedies sought by AerCo are denied by a final court order). The liability of the Guarantor under this Section 11.01 is limited to the maximum amount that will result in the obligations of the Guarantor not constituting a fraudulent conveyance or fraudulent transfer under applicable law.

         The Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of the Cash Manager, any right to require a proceeding first against the Cash Manager, and the benefit of discussion, protest or notice with respect to any and all demands for performance or payment hereunder whatsoever (except as specified above), and covenants that this Article 11 shall not be discharged except by performance or payment in full of all of the Guaranteed Obligations.

         The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Cash Manager that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Agreement or any other Related Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any party against the Cash Manager, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Cash Manager, directly or indirectly, in cash or other property or in any other manner, payment or security on account of such claim or other rights, until all of the Guarantor's obligations under this Agreement have been satisfied. If any amount shall be paid to the Guarantor in violation of the preceding sentence and this Agreement shall not have been terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, AerCo Group and the Servicer, and shall forthwith be paid to AerCo Group and the Servicer, as the case may be. The Guarantor acknowledges that it will receive direct and indirect benefits from the execution, delivery and performance by the Cash Manager of this Agreement and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

         SECTION 11.02. Reinstatement. The Guarantor hereby agrees that the guarantee provided for in Section 11.01 hereof shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any Guaranteed Obligations or interest thereon is rescinded or must otherwise be restored to the Cash Manager upon the bankruptcy or insolvency of the Cash Manager or the Guarantor or otherwise.

         SECTION 11.03. Unconditional Nature of Guarantee. The Guarantor hereby agrees that its obligations under the guarantee set forth in Section 11.01 hereof shall be irrevocable and unconditional, irrespective of the invalidity, irregularity or unenforceability of this Agreement or any other Related Document against the Cash

Manager, the absence of any action to enforce the Cash Manager's obligations hereunder or under any other Related Document, any waiver or consent by any party hereto with respect to any provisions thereof, any amendment to the terms hereof or of any other Related Document, the bankruptcy of the Cash Manager or any circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor; provided, however, that the Guarantor shall be entitled to exercise any right that the Cash Manager could have exercised under this Agreement to cure any default in respect of its obligations hereunder or under any other Related Document, if any, but only to the extent such right, if any, is provided to the Cash Manager hereunder or under any other Related Document.


                                   ARTICLE 12
                                  MISCELLANEOUS

         SECTION 12.01. Notices. (a) All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement to be given to any Person shall be in writing, and any such notice shall become effective five Business Days after being deposited in the mail, certified or registered, return receipt requested, with appropriate postage prepaid for first class mail, or if delivered by hand or courier service or in the form of a facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender), and shall be directed to the address or facsimile number of such Person set forth below:


         If to the Cash Manager, to:

         debis Aircraft Leasing Limited
         as Cash Manager
         c/o debis AirFinance B.V.

         Evert van de Beekstraat 312
         NL-1118 CX Schipol Airport
         The Netherlands
         Attention:        Managing Director
         Copy:             General Counsel
         Facsimile:        31-20-6559-100

         If to the Guarantor, to:

         debis AirFinance B.V.

         Evert van de Beekstraat 312
         NL-1118 CX Schipol Airport
         The Netherlands
         Attention:        Managing Director
         Copy:             General Counsel
         Facsimile:        31-20-6559-100

         If to AerCo and the other AerCo Group Members, to:

         AerCo Limited

         22 Grenville Street
         St. Helier
         Jersey, JE4 8PX
         Channel Islands

         Attention:        Mourant & Co. Secretaries
                           Limited - Company Secretary
         Facsimile:        44-1534-609-333

         With a copy to:

         Davis Polk & Wardwell

         99 Gresham Street
         London EC2V 7NG
         England
         Attention:        Ms. Juliet Cain
         Facsimile:        44-20-7418-1400

         and

         debis Aircraft Leasing Limited
         as Administrative Agent
         c/o debis AirFinance B.V.
         Evert van de Beekstraat 312
         NL-1118 CX Schipol Airport
         The Netherlands
         Attention:        Managing Director

         Copy:             General Counsel
         Facsimile:        31-20-6559-100

         If to the Servicer, to:

         debis Aircraft Leasing Limited
         as Servicer
         c/o debis AirFinance B.V.
         Evert van de Beekstraat 312
         NL-1118 CX Schipol Airport
         The Netherlands
         Attention:        Managing Director

         Copy:             General Counsel
         Facsimile:        31-20-6559-100

         If to the Trustee or the Security Trustee, to:

         Bankers Trust Company
         Four Albany Street
         New York, New York 10006
         Attention:        Corporate Trust and Agency Group,
                           Structured Finance Team
         Facsimile:        212-250-6439
         Telephone:        212-250-6137

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given whether or not the addressee receives it.

         From time to time any party to this Agreement may designate a new address or number for purposes of notices thereunder by notice to each of the other parties thereto.

         SECTION 12.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 12.03. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.01 or 12.04 hereof shall be deemed effective service of process on such party.

         SECTION 12.04. Agent for Service of Process. Each of AerCo and its Subsidiaries hereby appoint Corporation Service Company, 80 State Street, 6th Floor, Albany, N.Y., 12207, U.S.A. as its nonexclusive agent for service of process in the United States in connection with this Agreement. The parties may use any legally available means of service of process. Each of AerCo and its Subsidiaries will promptly notify the other persons listed in Section 12.01 hereof of any change in the address of the respective agents; provided, however, that each of AerCo and its Subsidiaries will at all times maintain an agent located within New York State for service of process in connection with this Agreement, the identity of any successor agent to be reasonably satisfactory to the Cash Manager.

         SECTION 12.05. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 12.06. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         SECTION 12.07. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 12.08. Table of Contents; Headings. The table of contents and headings of the various articles, sections and other subdivisions of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of this Agreement.

         SECTION 12.09. Restrictions on Disclosure. The Cash Manager agrees that it shall not, prior to the termination or expiration of this Agreement or within the three years after such termination or expiration, disclose to any Person any confidential or proprietary information, whether of a technical, financial, commercial or other nature, received directly or indirectly from AerCo Group regarding AerCo Group or its business or the Aircraft, except as authorized in writing by AerCo Group or otherwise permitted by this Agreement, and except:

          (a) to Representatives of the Cash Manager and any of its affiliates in furtherance of the purposes of this Agreement, provided that any such Representatives shall have agreed to be bound by the restrictions on disclosure set forth in this Section 12.09;

          (b) to the extent (i) required by Applicable Law or by judicial or administrative process, including pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Cash Manager or an affiliate thereof is a party, or (ii) reasonably necessary in order to enable the Cash Manager to perform the Cash Management Services, but in the case of clause (i) above, in the event of proposed disclosure, the Cash Manager shall seek the assistance of AerCo Group to protect information in which AerCo Group has an interest to the maximum extent achievable;

         (c) to the extent such information is required to be included in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture and the Related Documents approved in advance by AerCo;

         (d)   to the extent that the information:

         (i)   was generally available in the public domain;

         (ii) was lawfully obtained from a source under no obligation of confidentiality, directly or indirectly, to AerCo Group;

         (iii) was disclosed to the general public with the approval of AerCo Group;

         (iv) was in the files, records or knowledge of the Cash Manager or any Affiliates of the Cash Manager prior to initial disclosure thereof to the Cash Manager or any Affiliates of the Cash Manager by AerCo Group; and

         (v) was developed independently by the Cash Manager or any Affiliates of the Cash Manager; and

         (e) to the extent the Cash Manager reasonably deems necessary to protect and enforce its rights and remedies under this Agreement; provided, however, that in such an event the Cash Manager shall act in a manner reasonably designed to prevent disclosure of such confidential information; and provided further, that prior to disclosure of such information the Cash Manager shall inform AerCo Group of such disclosure.

         SECTION 12.10. No Partnership. (a) It is expressly recognized and acknowledged that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any AerCo Group Member or Members on the one part and the Cash Manager on the other part. It is also expressly understood that any actions taken on behalf of any AerCo Group Member by the Cash Manager shall be taken as agent for such AerCo Group Member, either naming the relevant AerCo Group Member, or naming the Cash Manager as agent for an undisclosed principal. No AerCo Group Member shall hold itself out as a partner of the Cash Manager, and the Cash Manager will not hold itself out as a partner of any AerCo Group Member.

          (b) The Cash Manager shall not have any fiduciary duty or other implied obligations or duties to any AerCo Group Member, any Lessee or any other Person arising out of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date first written above.


                                    DEBIS AIRCRAFT LEASING LIMITED,
                                    as Cash Manager


                                    By: _______________________________
                                           Name:
                                           Title:


                                    DEBIS AIRFINANCE B.V.,
                                    as Guarantor


                                    By: _______________________________
                                           Name:
                                           Title:


                                    AERCO LIMITED


                                    By: _______________________________

                                           Name:
                                           Title:


                                    DEBIS AIRCRAFT LEASING LIMITED,
                                         as Servicer


                                    By: _______________________________
                                           Name:
                                           Title:

                                    BANKERS TRUST COMPANY,
                                    not in its individual capacity,
                                    but solely as Security Trustee


                                    By: _______________________________
                                           Name:
                                           Title:


                                    BANKERS TRUST COMPANY,
                                    not in its individual capacity,
                                    but solely as trustee under the Indenture


                                    By: _______________________________
                                           Name:
                                           Title:


                                    AERCO IRELAND LIMITED


                                    By: _______________________________
                                           Name:
                                           Title:


                                    AERCO IRELAND II LIMITED


                                    By: _______________________________
                                           Name:
                                           Title:


                                    AERFI BELGIUM N.V.

                                    By: _______________________________
                                           Name:
                                           Title:


                                    AERCOUSA INC.


                                    By: _______________________________
                                           Name:
                                           Title:


                                    AIRCRAFT LEASE PORTFOLIO
                                    SECURITIZATION 94-1 LIMITED


                                    By: _______________________________
                                           Name:
                                           Title:


                                    ALPS 94-1 (BELGIUM) N.V.


                                    By: _______________________________
                                           Name:
                                           Title:


                                    PERGOLA LIMITED


                                    By: _______________________________
                                           Name:
                                           Title:

                                   APPENDIX A

                                  SUBSIDIARIES


AerCo Ireland Limited
AerCo Ireland II Limited
AerCoUSA Inc.
AerFi Belgium N.V.
Aircraft Lease Portfolio Securitization 94-1 Limited
ALPS 94-1 (Belgium) N.V.
Pergola Limited

                                   APPENDIX B

                           FORM OF ACCESSION AGREEMENT


                                     [DATE]


         We refer to the Cash Management Agreement dated as of July 17, 2000, among debis Aircraft Leasing Limited, as Cash Manager, debis AirFinance B.V., as Guarantor, AerCo Limited, debis Aircraft Leasing Limited, as Servicer, Bankers Trust Company, solely in its capacity as indenture trustee and security trustee, the entities listed on Appendix A thereto and all other Subsidiaries which have heretofore signed an Accession Agreement in substantially the form of this Accession Agreement (the "CASH MANAGEMENT AGREEMENT").

         We agree, as of the date of this Accession Agreement, to be considered a party to the Cash Management Agreement for all purposes, as if an original signatory to the Cash Management Agreement, and to be bound by the terms of the Cash Management Agreement.

         This Accession Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, this Accession Agreement has been duly executed on the date first written above.

                                            [                      ]


                                            By:__________________________
                                                  Name:
                                                  Title:

ACCEPTED AND ACKNOWLEDGED:


DEBIS AIRCRAFT LEASING LIMITED,
as Cash Manager


By: __________________________
      Name:
      Title:


DEBIS AIRFINANCE B.V.,
as Guarantor


By: __________________________
      Name:
      Title:


AERCO LIMITED


By: __________________________
      Name:
      Title:


DEBIS AIRCRAFT LEASING LIMITED,
as Servicer,


By: __________________________
      Name:
      Title:

BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as Security Trustee


By: __________________________
      Name:
      Title:


BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as trustee under the Indenture


By: __________________________
      Name:
      Title:

                                SCHEDULE 2.02(B)

                                    ACCOUNTS


BANKERS TRUST ACCOUNTS


                                                                     Trustee
                                                                  Account Number
                                                                  --------------

1.       RENTAL ACCOUNTS
         (a)      Bankers Trust Company, as Trustee for AerCo         00-377-799
         (b)      Bankers Trust Company, as Trustee for AerCo         00-377-801

2.       EXPENSE ACCOUNT
         Bankers Trust Company, as Trustee for AerCo                  00-377-828

3.       OTHER ACCOUNTS PURSUANT TO THE CASH MANAGEMENT AND
         INDENTURES
         AerCo Expense Account                                             26071
         AerCo Purchase Account                                            26076
         AerCo Note Account                                                26070
         AerCo Lessee Funded Account                                       26072
         AerCo Collection Account                                          26073
         AerCo Defeasance/Redemption Account                               26075
         AerCo Refinancing Account                                         26074

4.       ADDITIONAL BANK ACCOUNTS

         Account Name:    ALPS 1994-- 1 Belgium NV
         Bank:            Generale de Bank, Brussels
         Account No.:     210-0079736-54
         Currency:        Belgian Franc

         Account Name:    AerFi Belgium NV

                                                                     Trustee
                                                                  Account Number
                                                                  --------------

         Bank:            Citibank Brussels
         Account No.:     570-1192500-40
         Currency:        Belgian Franc

         Account Name:    AerFi Belgium NV
         Bank:            Citibank Brussels
         Account No.:     570-1192510-50
         Currency:        US Dollar


                                            EXHIBIT A

                      FORM OF CERTIFICATE REQUESTING DIRECT FUNDS TRANSFER


                                                                          [Date]

Bankers Trust Company,
as Trustee under the Indenture
Four Albany Street
New York, New York 10006

                         Re: Cash Management Agreement:
                        Request for Direct Funds Transfer
Sirs:

         The undersigned hereby requests that all amounts distributable to the Expense payee named below pursuant to Section 2.06(f) of the Cash Management Agreement dated as of July 17, 2000 (the "CASH MANAGEMENT AGREEMENT"; terms used herein but not otherwise defined herein being used herein as therein defined), among debis Aircraft Leasing Limited, as Cash Manager, debis AirFinance B.V., as Guarantor, AerCo Limited, debis Aircraft Leasing Limited, as Servicer, Bankers Trust Company, solely in its capacity as indenture trustee and security trustee and the entities listed on Appendix A thereto, be transferred on each Payment Date to the following account:

         [Name of Expense Payee]
         [Name of Bank]
         Account No. ________________________

         [Location]
         Attention: _________________________

         Please acknowledge your approval of the foregoing payment instructions by executing a copy of this letter and returning it to _________ at __________.

                                         debis Aircraft Leasing Limited


                                            By: ______________________________

                                                 Name:
                                                 Title:


Acknowledged and Approved:

BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as trustee under the Indenture


By: ____________________________
    Name:
    Title:

                                    EXHIBIT B

             FORM OF CERTIFICATE AUTHORIZING DELEGATION OF SERVICES


                                                                          [Date]
Bankers Trust Company,
as Trustee under the Indenture
Four Albany Street
New York, New York 10006

                         Re: Cash Management Agreement:
                 Delegation of Certain Cash Management Services

Sirs:

         Pursuant to Section 10.01 of the Cash Management Agreement dated as of July 17, 2000 (the "CASH MANAGEMENT AGREEMENT"; terms used herein but not otherwise defined herein being used herein as therein defined), among debis Aircraft Leasing Limited, as Cash Manager (the "CASH MANAGER"), debis AirFinance B.V., as Guarantor, AerCo Limited, debis Aircraft Leasing Limited, as Servicer, Bankers Trust Company, solely in its capacity as indenture trustee and security trustee and the entities listed on Appendix A thereto, the Cash Manager hereby requests your approval to the delegation by it to [name] of cash disbursement and related services.

         The Cash Manager acknowledges and agrees that the foregoing delegation of services does not in any way release the Cash Manager from its obligations under the Cash Management Agreement.
                                            debis Aircraft Leasing Limited

                                            By: _____________________________
                                                Name:
                                                Title:

Acknowledged and Approved:

BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as trustee under the Indenture


By: _____________________________
    Name:
    Title:


Acknowledged and Agreed:

[NAME]


By: _____________________________
    Name:
    Title: